Exhibit 99.3

Carphone Warehouse Group plc Preliminary Results and Strategy Update 14th June 2011 Results for the year ended 31 March 2011

Agenda Overview & financial highlights Charles Dunstone - Chairman Strategy update Roger Taylor - CEO Financial update & 2012 guidance Nigel Langstaff - CFO

Overview & financial highlights Charles Dunstone Chairman

A year of considerable success Headline Financial Highlights 2010-11 EPS of 15.0p (FY10: 8.3p) Dividend of 5.0p per share CPW Europe EBIT growth of 18% to £135m (FY10: £114m) Best Buy Mobile US profit share up 111% to £98m (FY10: £46m) Best Buy UK ‘Big Box’ EBIT losses of £62m (FY10: £21m) Virgin Mobile France now profitable; EBIT of £21m & net adds of over 200,000

Outlook “Challenging trading conditions ahead, however the Group is well positioned to maintain its momentum.” CPW Europe - well positioned Best Buy Mobile US - continued growth Best Buy UK ‘Big Box’ - continue to evaluate next steps for CE strategy Virgin Mobile France - focus on value creation

Strategy update Roger Taylor CEO

Group structure Best Buy Europe 50% Virgin Mobile France 47.1% CPW Property 100% Cash ‘Big Box’ 10 stores open c.1,290 stores in US c.2,430 stores across Western Europe

The ‘Wireless’ journey Standard CPW/TPH store Mobile phones Accessories Laptops, netbooks (limited) Dummy handsets ‘Wireless World’ store After New in-store environment Key customer segments Smartphone zone Smartphones / tablets laptops / netbooks Live devices Wide accessory range Geek Squad Walk Out Working Before... and more

‘Wireless World’ - Product diversification, ranging & services Geek Squad penetration: +10% Accessories volume: +40% Postpay sales: +c.15% ‘Wireless World’ UK EUROPE Average sqft 1,000 - 1,600 900 - 1,600 Margin uplift c.20% c.20% Payback c.2 years c.3 years Capex £100 - £150k ‘Wireless World Essential’ UK EUROPE Average sqft 500 - 1,000 400 - 900 Margin uplift c.10% c.10% Payback c.2 years c.3 years Capex £50 - £100k

‘Wireless World’ - What our customers say “I like it a lot, they’ve made it a place you want to spend time in.” “I would take their advice more seriously because it seems more upmarket.” Walk Out Working launched mid-Sep 2010 NPS – improved with take up of WOW Other initiatives

‘Wireless World’ - Our ‘Wireless’ journey FY11 106 ‘Wireless World’ format stores across UK & Europe FY12 c.350-400 ‘Wireless World’ format stores across UK & Europe UK Europe Store aspirations Store aspirations 70% 100% 98% 90% 30% 0% 2% 10% FY10 FY11 FY12 FY15 Wireless World / Wireless World Essential Other 85% 96% 91% 75% 4% 9% 25% 15% FY10 FY11 FY12 FY15 Wireless World / Wireless World Essential Other

Smartphone revolution Graphic created by CPW based on Gartner data. Source: Gartner, Inc., Forecast: Mobile Devices, 2008-2015, 1Q11 Update, Carolina Milanesi et al, March 17, 2011. (Chart descriptions simplified by CPW and data points based on CPW's definition of Western Europe for purpose of presentation) Western Europe: Belgium, France, Germany, Ireland, Netherlands, Portugal, Spain, Sweden, UK Western Europe mobile device sales by type 12% 15% 22% 29% 30% 30% 30% 27% 17% 17% 19% 24% 31% 34% 41% 65% 61% 53% 43% 39% 36% 34% 31% 27% 6% 7% 6% 4% 4% 3% 2% 1% 2008 2009 2010 2011 2012 2013 2014 2015 Fully featured smartphones Entry-level smartphones Basic Low-Cost

Motorola Xoom (3G) BlackBerry PlayBook HTC Flyer (3G) HP Touchpad LG Optimus (3G) Home of smartphones & tablets Increase of 30-40% in global tablet forecasts in recent months Market forecast to be larger than current laptop/netbook market (2010: 185m) Global tablet market (m) Apple iPad 2 Source: Latest forecasts average of 5 issued during April (Gartner, ABI, Future Source, Strategy Analytics & iSuppli). Previous forecast average of 9 issued Sep-Dec 2010 (Gartner, Strategy Analytics, UBS, Goldman Sachs, Morgan Stanley, Display Search, iSuppli, Ovum &IC Insight) 122 17 57 93 133 166 198 95 70 43 2010 2011 2012 2013 2014 2015 Latest forecasts (Apr 2011) Previous (Dec 2010)

Tablets - Get connected iPad initially driving high percentage of Wi-Fi only Inverse sales behaviour for latest entrants (more contract than hardware) Pricing points key

FREE tablet & FREE smartphone

Connected tablets

Prepay market – a swing factor in the year ahead Top 5 sellers – prepay smartphones Blackberry Curve 9300 HTC Wildfire Nokia 5228 Blackberry Curve 8520 Samsung Galaxy Apollo £149.95 £99.95 £49.95 £119.95 £79.95 Economic environment Channel quality Pricing points Complexity & consultative sales approach Subsidy levels post MTR cuts Network relationships

CARPHONE WAREHOUSE
GROUP PLC

Effect of move to 24 month contracts

-	+
Significant H1 impact	Better network terms
c.25% less upgrades	Upgrades / 'Sleepers'
FY12	**FY13 & beyond**
c.£20m impact on profit	Significant profit upside


Illustrative
Postpay
profits
Smartphone
upside
Volume effect
24 month
contracts
Network terms
alignment
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13

BEST BUY | Carphone Warehouse | BEST BUY mobile | The Phone House | Geek Squad | Virgin mobile

Germany update Sophisticated dealer business - ‘Mobile World Distribution’ Sold 3m handsets and c.400,000 postpay connections in FY11 Developed sales channels during the year Preferred distribution partner of all 4 mobile operators c.1,500 points of sale German Distribution market worth estimated EUR3.5bn c.5,000 non-network dealers available to supply Declining service provider business Move to traditional retail model Decrease in revenue (offset by ‘dealer’ revenues) £10m reduction in profitability year-on-year Retail business 135 own branded stores, 43 franchise stores c.90 network stores Reviewing strategy

Other European markets Overall Improved management structure Operationally more efficient Renegotiating network commercials ‘Wireless World’ roll-out Belgium - exit Cash consideration EUR22m Subject to clearance from Belgian competition authorities Spain - back to growth Plans for up to 100 additional stores Netherlands Market changes Last remaining independent retailer France Increased network competition

CPW Europe - the year ahead A year of transition in mobile marketplace EBIT guidance of flat to +10% + - ‘Wireless World’ stores driving growth in quality, customer experience & profitability Unknown prepay trends FY12 Continue to benefit from smartphones & development of tablet market Impact of 24 month contracts European markets improving performance Germany year-on-year Good cost management over last 2 years

Best Buy Mobile US - Overview FY11 FY10 Revenue c.$2.5b* - Connections 7.1m 5.5m Connections growth 28.2% 30.3% SAS Stores 190 77 SWAS Stores 1,101 1,070 > 13,000 dedicated specialists in stores > 10 carriers, 14 manufacturers & 132 handsets available in-store Wider online range with additional 60 handsets Only retailer with multi-channel/multi-carrier activation system (BEAST) * Based on Best Buy’s year end (February) and not previously provided.

Best Buy Mobile - Stores Stand-alone stores Average store size c.1,500 sqft FY12 target: c.325 stores* 5 year target: 600 - 800 stores Store-within-a-store Average store size End of FY 11: 370 larger format stores As at June 2011: 600 larger format stores Standard - 1,100 sqft Larger format - 1,400 sqft * Based on Best Buy’s year end (February)

Best Buy Mobile - Key value propositions & marketing

 Growth in connections LFL revenue growth & space growth Growth in awareness / draw rates Growth in market share Profit share growth of 20% - 30% Best Buy Mobile - Continued growth 20% growth Medium term market share aspiration of 10% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Apr- 10 May- 10 Jun- 10 Jul- 10 Aug- 10 Sep- 10 Oct- 10 Nov- 10 Dec- 10 Jan- 11 Feb- 11 Mar- 11 Draw rates

Best Buy UK ‘Big Box’ Continue to evaluate next steps in our multi-format/multi-channel CE strategy FY11: Loss of £62m 10 stores now open (June 2011) Aintree store

Financial update & 2012 guidance Nigel Langstaff CFO

Best Buy Europe

Best Buy Europe financials - PAT 28% growth in PAT, despite incremental investment in Best Buy UK Best Buy Europe PAT £'m 2010-11 2009-10 YoY CPW Europe 135 114 Best Buy Mobile US 98 46 Best Buy UK (62) (21) EBIT 170 140 22% Interest (15) (16) Tax (34) (29) Profit after tax 121 95 28%

Best Buy Europe financials - EBIT Revenue ahead of expectations due to incremental dealer sales in Germany Continued strengthening of gross margins on core business Best Buy Europe EBIT £'m 2010-11 2009-10 YoY Revenue 3,572 3,529 1% Gross margin 990 1,037 GM% 27.7% 29.4% -170bp Opex (831) (852) Best Buy Mobile US 98 46 EBITDA 257 232 11% D&A (87) (92) EBIT 170 140 22% EBIT% 4.8% 4.0%

Best Buy Europe financials - cash flow 24% growth in operating cashflow from CPW Europe and Best Buy Mobile US Best Buy Europe cash flow £'m 2010-11 2009-10 YoY EBITDA pre-Best Buy UK 317 253 Working capital (35) (27) Capex (69) (54) OFCF pre-Best Buy UK 213 172 24% Best Buy UK (78) (44) Tax (44) (24) Other (16) 1 Net cash flow 74 104 -29% Closing funds 132 57

CARPHONE WAREHOUSE GROUP PLC

Best Buy Europe guidance - CPW Europe

CPW Europe			2011-12
Space	Up 2-3%	▲	350-400 Wireless World Growth opportunity in Spain
LFL revenue	+ / - 2%	▼	24 month contracts in UK
		▼	Weak prepay segment
		▲	Wireless World refits
		▲	Improvements in Europe
		▲	Tablets / accessories
		?	Prepay Christmas 2011
Connections	Down 0 to 5%	▼	24 month contracts in UK
		▼	Weak prepay segment
		?	Prepay Christmas 2011
German SP	Revenue down ~£100m	▼	Earnings down ~ £10m
EBIT %	Strengthen YoY	▲	Margin improvement / cost reduction initiatives
EBIT	Flat to +10%	?	Depending on prepay Christmas

Best Buy Europe guidance - CPW Europe £15m £10m £10m- £15m £20m £15m- £150m £20m £135m £135m 2010-11 EBIT German SP 24m Wireless GM / opex 2011-12 Prepay 2011-12 contracts World base Christmas upside

Best Buy Europe guidance - CPW Europe H1 H2 Drivers of profit phasing 24m contracts German SP Wireless World Wireless World Connections YoY Down mid-single digit Up mid-single digit LFL Down mid-single digit Up mid-single digit EBIT YoY Down c.£25m Up £25m to £40m

Best Buy Europe guidance - Best Buy Mobile US Best Buy Mobile US 2011-12 Space Up ~20% + 150 SAS, additional space in SWAS Connections Up ~20% SWAS space supports LFL growth EBIT Up 20-30% Reinvestment in growth

Best Buy Europe guidance - other Best Buy Europe 2011-12 Interest Flat Likely lower ongoing cash cost Tax 23-24% Lower UK rate OFCF (ex BBUK) Similar EBITDA growth Additional capex for Wireless World

Virgin Mobile France

Group

Q&A